UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of KBR, Inc. (the “Company”), the Company’s stockholders voted on three matters. As of the record date, March 17, 2026, there were 126,789,441 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders. On the meeting date, holders of 115,781,483 shares were present in person or by proxy.

The proposals submitted to the stockholders of the Company at the Annual Meeting of Stockholders and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 30, 2026.

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Stuart J. B. Bradie	107,764,556	702,468	49,061	7,265,398
Joseph Dominguez	108,395,193	65,759	55,133	7,265,398
Lynn A. Dugle	100,068,851	8,393,170	54,064	7,265,398
Nchacha E. Etta	108,392,373	69,151	54,561	7,265,398
Sir John A. Manzoni KCB	104,950,521	3,511,534	54,030	7,265,398
Lt. General Wendy M. Masiello, USAF (Ret.)	108,412,658	50,200	53,227	7,265,398
Jack B. Moore	106,589,321	1,872,038	54,726	7,265,398
Ann D. Pickard	108,095,350	366,449	54,286	7,265,398
Carlos A. Sabater	107,195,580	977,380	343,125	7,265,398
Huibert H. Vigeveno	107,957,662	503,615	54,808	7,265,398
Lewis F. Von Thaer	107,216,320	1,246,371	53,394	7,265,398

Each of the director nominees was elected for a one-year term expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	104,759,063	3,598,554	158,468	7,265,398

The advisory vote was in favor of approval of our executive compensation.

Proposal	For	Against	Abstentions	Broker non-votes
3. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the fiscal year ending January 1, 2027.	112,072,319	3,664,143	45,021	N/A

The selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 1, 2027, was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

May 18, 2026	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary